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                              WEITZ PARTNERS, INC.

                         Supplement dated July 30, 2000
                     to the Prospectus dated April 30, 2000

1. On Page 8 of the Prospectus, the second full paragraph of the section titled "Opening a Regular New Account" is amended in its entirety to read as follows:

     "Please note that the minimum investment required to open a regular account is $100,000. There is currently no subsequent minimum investment."

2. The section titled "By Automatic Investment" on Page 10 of the Prospectus is amended in its entirety to read as follows:

     "BY AUTOMATIC INVESTMENT. At the time you open an account you can choose to make automatic investments in Fund shares (minimum investment of $100) at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:

     - Completing the Automatic Investment Plan section of the Purchase Application;

     -   Sending a voided check from your bank account.

     Your request to establish automatic investment privileges must be received by the Fund at least 15 days prior to the initial automatic investment.

     You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Weitz Funds that must be received at least three business days before the effective date of the change.

     If your automatic investment transaction is returned by the bank, the Fund may hold you responsible for any costs to the Fund resulting from (i) fees charged to the Fund or (ii) a decline in the net asset value when the shares issued are canceled."

3. The section titled "Confirmations and Shareholder Reports" on Page 10 of the Prospectus is amended in its entirety to read as follows:

     "Confirmations and Shareholder Reports

     Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Fund. At the end of each calendar quarter you will receive a statement which will include information on the activity in your account."


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4.   The section titled "Telephone Communications" on page 11 of the Prospectus is amended in its entirety to read as follows:

     "Telephone Communications

     Telephone conversations with the Fund may be recorded or monitored for verification, recordkeeping and quality assurance purposes."

5. The section titled "Fund Custodian" on page 18 of the Prospectus is amended in its entirety to read as follow:

     "Fund Custodian

     Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the Custodian for the Fund."


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                              WEITZ PARTNERS, INC.

                         Supplement dated July 30, 2000
         to the Statement of Additional Information dated April 30, 2000

1. On page 7 of the Statement of Additional Information, an additional paragraph is added to the section titled "Securities and Other Investment Practices" to read as follows:

"REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers."

2. The section titled "Custodian" on page 14 of the Statement of Additional Information is amended in its entirety to read as follows:

"Custodian

The Fund's custodian is Wells Fargo Bank Minnesota, National Association, Minneapolis, Minnesota. The custodian has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Fund."

3. The section titled "Auditor" on page 14 of the Statement of Additional Information is amended in its entirety to read as follows:

"Auditor

The Fund's independent accountant is PricewaterhouseCoopers, 1177 Avenue of the Americas, New York, New York 10036. The independent accountant provides audit services and consultation to the Fund."